UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

Commission file number 001-16111

GLOBAL PAYMENTS INC.

(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 829-8000

NONE

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange
4.875% Senior Notes due 2031	GPN31A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 30, 2026, Global Payments Inc. (the "Company") held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders (1) elected each of the twelve nominees listed below to serve on the Board of Directors, (2) approved, on an advisory basis, the Company’s named executive officers’ compensation for the year ended December 31, 2025, (3) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and (4) rejected a shareholder proposal regarding a shareholder right to act by written consent.

The voting results at the Annual Meeting were as follows:

Proposal 1. Election of Directors

Board of Directors Nominee	For	Against	Abstain	Broker Non-Votes
M. Troy Woods	223,200,682	3,541,472	76,174	22,191,119
Cameron M. Bready	225,933,003	802,017	83,308	22,191,119
F. Thaddeus Arroyo	225,252,271	1,484,739	81,318	22,191,119
John G. Bruno	218,182,491	8,533,830	102,007	22,191,119
Archana Deskus	226,171,317	550,262	96,749	22,191,119
Joia M. Johnson	222,506,385	4,217,755	94,188	22,191,119
Kristen M. Kliphouse	225,807,817	916,025	94,486	22,191,119
Connie D. McDaniel	224,650,321	2,092,744	75,263	22,191,119
Joseph S. Osnoss	223,849,113	2,869,978	99,237	22,191,119
William B. Plummer	224,517,175	2,210,263	90,890	22,191,119
Vivek Sankaran	225,445,276	1,269,443	103,609	22,191,119
Patricia A. Watson	226,142,767	586,374	89,187	22,191,119

Proposal 2.  Advisory vote to approve compensation of the named executive officers for the year ended December 31, 2025.

For	Against	Abstain	Broker Non-Votes
146,640,626	79,718,672	459,030	22,191,119

Proposal 3.  Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent public accounting firm for the year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
235,165,069	13,648,321	196,057	0

Proposal 4.  Advisory vote on shareholder proposal regarding shareholder right to act by written consent.

For	Against	Abstain	Broker Non-Votes
58,311,193	167,913,794	593,341	22,191,119

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date: May 4, 2026	By:	/s/ Dara Steele-Belkin
Dara Steele-Belkin
Chief Legal Officer and Corporate Secretary